UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

CrowdStrike Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38933	45-3788918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Mathilda Place, Suite 300
Sunnyvale, California	94086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 512-8906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03                   Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

Immediately prior to the closing of its initial public offering (the “Closing”), on June 14, 2019, CrowdStrike Holdings, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “A&R Certificate”) with the Secretary of State of the State of Delaware. The A&R Certificate amended and restated the Company’s certificate of incorporation to, among other things:

•                  authorize 2,300,000,000 shares of common stock, consisting of 2,000,000,000 shares which are designated Class A common stock and 300,000,000 shares which are designated Class B common stock;

•                  authorize 100,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors (the “Board”) in one or more series with such designations, powers, preferences and other rights as the Board determines;

•                  permit the Board to adopt, amend or repeal the Company’s bylaws without obtaining stockholder approval;

•                  require, prior to the Final Conversion Date (as defined in the A&R Certificate), the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities entitled to vote in the election of directors in order for the stockholders to adopt, amend or repeal the Company’s bylaws;

•                  require, after the Final Conversion Date, the affirmative vote of the holders of not less than two-thirds of the total voting power of all outstanding securities entitled to vote in the election of directors in order for the stockholders to adopt, amend or repeal the Company’s bylaws;

•                  provide for a classified board of directors consisting of three classes and prohibit the removal of directors by the stockholders except for cause with the vote of a majority of the total voting power of all outstanding securities entitled to vote in the election of directors;

•                  prohibit stockholder action by written consent in lieu of a meeting from and after the Written Consent Date (as defined in the A&R Certificate);

•                  allow stockholder action by written consent in lieu of a meeting prior to the Written Consent Date only if the action is first recommended or approved by the Board;

•                  require that special meetings of the stockholders be called only by a majority of the directors, the chairman of the Board, or the Chief Executive Officer, except in cases where holders of preferred stock who have the right, voting separately as a class or series, to elect directors, call special meetings of holders of such preferred stock;

•                  provide for the indemnification of directors and officers of the Company, in each case to the fullest extent authorized by the General Corporation Law of the State of Delaware;

•                  require prior to the Final Conversion Date (i) that any amendment of the A&R Certificate by the stockholders receive the affirmative vote of the holders of not less than two-thirds of the total voting power of all outstanding securities voting as one class and (ii) that any amendment, repeal or adoption of a provision inconsistent with certain provisions of the A&R certificate receive the affirmative vote of the holders of no less than a majority of the outstanding shares of Class A common stock and a majority of the outstanding shares of Class B common stock, each voting separately as a class; and

•                  require that from and after the Final Conversion Date, any amendment of certain provisions of the A&R Certificate by the stockholders receive the affirmative vote of the holders of not less than two-thirds of the total voting power of all outstanding securities entitled to vote in the election of directors

The foregoing description of the A&R Certificate is qualified in its entirety by reference to the A&R Certificate, a copy of which is filed herewith as Exhibit 3.1.

Amendment and Restatement of Bylaws

Immediately prior to the Closing, on June 14, 2019, the Company’s amended and restated bylaws (the “Restated Bylaws”) became effective. The Restated Bylaws amended the Company’s bylaws to, among other things:

•                  prohibit stockholder action by written consent in lieu of a meeting from and after the Written Consent Date;

•                  allow, prior to the Written Consent Date, stockholder action by written consent in lieu of a meeting only if such action is first recommended or approved by the Board;

•                  require that special meetings of the stockholders be called only by the chairman of the Board, a majority of the directors, or the Chief Executive Officer except in cases where holders of preferred stock who have the right, voting separately as a class or series, to elect directors, call special meetings of holders of such preferred stock;

•                  establish advance notice, content and procedural requirements for notice provided by stockholders for nominations for election to the Board and for proposals to be brought by stockholders before any meeting of the Company’s stockholders;

•                  set forth the rights, powers and manner of acting of the Board and officers of the Company;

•                  provide that the exclusive forum for certain actions will be a state or federal court within the State of Delaware;

•                  permit the Board to adopt, amend or repeal the Restated Bylaws without obtaining stockholder approval.

•                  require, prior to the Final Conversion Date, the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities entitled to vote in the election of directors in order for the stockholders to adopt, amend or repeal the Restated Bylaws; and

•                  require, after the Final Conversion Date, the affirmative vote of the holders of not less than two-thirds of the total voting power of all outstanding securities entitled to vote in the election of directors in order for the stockholders to adopt, amend or repeal the Restated Bylaws.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is filed herewith as Exhibit 3.2.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of CrowdStrike Holdings, Inc.

3.2	Amended and Restated Bylaws of CrowdStrike Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: June 14, 2019	/s/ George Kurtz
George Kurtz
President and Chief Executive Officer